EXHIBIT 10.3B

                          GREATER ATLANTIC SAVINGS BANK
                           DEFERRED COMPENSATION PLAN
                               ELECTION AGREEMENT

         I,__________________ , hereby elect to have
           (Participant's Name)

         _____ a portion of my compensation which is payable for the year ending December 31, 1998 ,


deferred under the terms of this agreement and pursuant to the Greater Atlantic Savings Bank Deferred Compensation Plan (the "Plan").

PARTICIPANT COMPENSATION ELECTION
---------------------------------

         I elect to reduce my compensation for 1998 by (select one of the following):

         ________% (but not to exceed $______);

         ________  the lesser of 100% of my bonus compensation or $500,000.

         ________% of  proration,  if any,  of such  compensation  that  exceeds
                   $__________.

         BENEFICIARY ELECTION
         --------------------

         I understand that in the event of my death any amount to which I am entitled under this the Plan will be paid to the beneficiary designated by me or, if none, to my surviving spouse or, if none, to my estate. I further understand that the last beneficiary designation filed by during my lifetime revokes all prior beneficiary designations previously filed by me for purposes of the Plan. I hereby state (choose one):

         ___      that I do not wish to name a Beneficiary; or


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         that _________________________________ (insert name) residing at

         ________________________________________________________________

         whose Social Security number is ___-__-____, is designated as my primary beneficiary.

         _____________________________________ (insert name) residing at

         ________________________________________________________________


         whose Social Security number is __-__-____, is designated as my secondary beneficiary.

         If my  secondary  beneficiary(ies)  are not  living at the time of this distribution, then my contingent beneficiary shall be _________________

         residing at____________________________________________________________

         whose Social Security number is ___-__-____.



         ---------------------------             ---------------------------
         Date                                    Signature of Participant

                                                 ----------------------------
                                                 Social Security Number

         ----------------------------
         Witness